Exhibit 10.2

WAIVER TO SECOND AMENDED AND
RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Waiver Agreement”) is made as of February 16, 2005 by and among (a) The Mills Limited Partnership, a Delaware limited partnership (the “Borrower”), (b) JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank) as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders (as defined below); and (c) the Lenders party hereto.

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 17, 2004 (the “Credit Agreement”), pursuant to which the Lenders have agreed to make loans and extend credit to the Borrower on the terms and conditions set forth therein;

WHEREAS, the Borrower and The Mills Corporation (“TMC”) have determined that (i) TMC’s audited financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 and (ii) the unaudited financial statements for (x) TMC for each of the first three quarters of 2004 and (y) the Borrower for each of the second and third quarters of 2004 (the financial statements described in clauses (i) and (ii), collectively, the “Original Financial Statements”) will need to be restated for the reasons described on Schedule 1 hereto so as to be in conformity with GAAP (the “Restatement Event”);

WHEREAS, pursuant to a letter dated February 15, 2005 (the “Request Letter”), the Borrower has advised the Lenders of the Restatement Event and has requested certain waivers in connection therewith; and

WHEREAS, the Lenders are willing to provide certain waivers to the Borrower on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Waiver Agreement, the parties hereto agree as follows:

1.                                      Definitions.  Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

2.                                      Waiver.  As of the Effective Date (as defined in Section 6 hereof), pursuant to Section 13.7 of the Credit Agreement and subject to the limitations contained herein, the undersigned Lenders representing the Requisite Lenders hereby waive any Event of Default or Potential Event of Default as a result of the Restatement Event (collectively, the “Relevant Defaults”) under (a) Section 10.1(c) of the Credit Agreement solely to the extent such Potential

Event of Default or Event of Default resulted from a false or misleading representation made or deemed made by the Borrower or TMC pursuant to any Loan Document with respect to the second sentence of Section 6.1(g), Section 6.1(h), the last sentence of Section 6.1(i), Section 6.1(n) or Section 6.1(o) of the Credit Agreement, (b) Section 10.1(b) of the Credit Agreement solely to the extent such Potential Event of Default or Event of Default resulted from any non-compliance with the covenants set forth in clause (a) of Section 8.3 and in the last sentence of Section 8.6 of the Credit Agreement, (c) Section 10.1(d) of the Credit Agreement solely to the extent that such Potential Event of Default or Event of Default resulted from any non-compliance with the covenant set forth in Section 7.1 of the Credit Agreement, (d) Section 10.1(e)(ii) of the Credit Agreement (so long as such breach, default or event of default with respect to other Indebtedness (x) is not a payment default or the result of a default under any financial covenant under such other Indebtedness or (y) is not declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed or otherwise repurchased (other than by a regularly scheduled required prepayment, non-default mandatory prepayment or a voluntary prepayment made at Borrower’s option) prior to the stated maturity thereof), and (e) Section 10.1(m)(iii) of the Credit Agreement; provided that such waiver shall be conditioned on the following (the “Waiver Conditions”):  (i) the representations set forth in the Credit Agreement, as amended by this Waiver Agreement, are, and shall remain, true and correct in all material respects as of the date made or deemed made, and (ii) the restatement of the financial statements for the fiscal year ended December 31, 2003 and each of the first three fiscal quarters of 2004 contemplated by the Request Letter shall be completed by April 1, 2005 and such restated financial statements shall permit compliance with all financial covenants in the Credit Agreement (including those set forth in Sections 9.10, 9.11 and 9.12).  The foregoing waiver shall automatically and without further action terminate if any of the Waiver Conditions shall cease to be satisfied (or in the case of the completion of the restatement of the financial statements, not be satisfied by April 1, 2005).

3.                                      Other Agreements Relating to Subsequent Loans and Letters of Credit.

(a)                                  Notwithstanding anything to the contrary set forth in Section 5.2 of the Credit Agreement, the parties hereto hereby agree that, in connection with the making of any Loan or the issuance of any Letter of Credit under the Credit Agreement prior to the date (the “Restatement Completion Date”) that is the earlier of (x) April 1, 2005 and (y) the date on which the Borrower delivers the reports required by Section 7.2(b) of the Credit Agreement with respect to the Fiscal Year ended on December 31, 2004:

(i)                                     the Borrower shall, in lieu of delivering the compliance certificate required pursuant to Section 5.2(e) of the Credit Agreement, deliver an Estimated Compliance Certificate (as defined in Section 6 below) dated the date of the applicable Notice of Borrowing (demonstrating compliance with the requirements of the covenants calculated therein as of September 30, 2004 (but adjusted to show the effect of any material capital transactions occurring since September 30, 2004 and on or prior to the date of the applicable Notice of Borrowing)); and

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(ii)                                  the Borrower may only borrow Loans under the Credit Agreement for the purposes of (x) funding uses permitted under Section 2.2 of the Credit Agreement in accordance with the Borrower’s customary practices and (y) the repayment and termination of the Borrower’s $125 million term loan facility under the Bridge Loan Agreement, dated as of January 28, 2005, between Royal Bank of Canada and the Borrower.

(b)                                 From and after the date hereof, (i) all representations and warranties at any time made or deemed made by the Borrower or TMC pursuant to any Loan Document with respect to the second sentence of Section 6.1(g), the last sentence of Section 6.1(i), Section 6.1(j), Section 6.1(n) and Section 6.1(o) of the Credit Agreement shall automatically be deemed qualified by the Restatement Event without further action on the part of the Borrower, TMC, the Administrative Agent, or any Lender, (ii) Schedule 6.1-H to the Credit Agreement shall be amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule 2 to this Waiver Agreement, and (iii) the Restatement Event shall be deemed to not result in the non-satisfaction of the condition to Loans and Letters of Credit set forth in Section 5.2(d) of the Credit Agreement.

4.                                      Additional Reporting Obligation With Respect to Restatement Event.  If at any time prior to the Restatement Completion Date, Borrower shall obtain knowledge of any information that is reasonably likely to materially adversely affect the calculations previously provided in any Estimated Compliance Certificate, Borrower shall promptly notify the Administrative Agent thereof.   Any failure to perform or observe the requirements of this Section 4 shall constitute an Event of Default pursuant to Section 10.1(b) of the Credit Agreement.

5.                                                                                      Provisions Of General Application.

5.1.                            Representations and Warranties. The Borrower hereby represents and warrants as of the date hereof that (a) each of the representations and warranties of the Borrower contained in the Credit Agreement (as amended by this Waiver Agreement), the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Waiver Agreement are true as of the date as of which they were made and are true at and as of the date of this Waiver Agreement (except to the extent that such representations and warranties expressly speak as of a different date), (b) except as expressly waived hereunder, no Event of Default or Potential Event of Default exists on the date hereof, (c) except as permitted under the Credit Agreement, the organizational documents of each of the Borrower and the Guarantor attached to the Secretary’s Certificate dated as of December 17, 2004 remain in full force and effect and, such organizational documents have not been amended, annulled, rescinded or revoked since December 17, 2004 and (d) this Waiver Agreement has been duly authorized, executed and delivered by the Borrower and is in full force and effect as of the Effective Date, and the agreements and obligations of the Borrower contained herein constitute the legal, valid and binding obligations of the Borrower,

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enforceable against it in accordance with their respective terms, except to the extent that the enforcement thereof or the availability of equitable remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors, rights generally or by general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a preceding in equity or at law.

5.2.                            Limitation; No Other Changes.  The foregoing waivers and modifications are only effective in the specific instances and for the specific purposes for which each is given and shall not be effective for any other purposes, and no provision of the Loan Documents is amended in any way other than as provided herein and no Potential Event of Default or Event of Default other than the Relevant Defaults is hereby waived.  Except as otherwise expressly provided or contemplated by this Waiver Agreement, all of the terms, conditions and provisions of the Credit Agreement remain unaltered and in full force and effect.  The making of the modifications and waivers in this Waiver Agreement does not imply any obligation or agreement by the Administrative Agent or any Lender to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.

5.3.                            Governing Law.  This Waiver Agreement shall be governed by, construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflict of laws (except for Section 5-1401 of the General Obligations Law of the State of New York).

5.4.                            Assignment.  This Waiver Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.

5.5.                            Counterparts.  This Waiver Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement.  In making proof of this Waiver Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

5.6.                            Loan Documents.  This Waiver Agreement shall be deemed to be a Loan Document under the Credit Agreement.

5.7.                            Credit Agreement References.  On and after the effective date of this Waiver Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the Credit Agreement by the words “thereunder”, “thereof” or words of like import in any Loan Document or other document executed in connection with the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Waiver Agreement.

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6.                                      Effectiveness of this Waiver Agreement.  This Waiver Agreement shall become effective on the date on which the following conditions precedent are satisfied (such date being hereinafter referred to as the “Effective Date”):

(a)                                  execution and delivery to the Administrative Agent by the Requisite Lenders, the Borrower, and the Administrative Agent of this Waiver Agreement;

(b)                                 execution and delivery to the Administrative Agent by the Guarantor of a reaffirmation of guaranty in form and substance satisfactory to the Administrative Agent; and

(c) delivery by the Borrower to the Administrative Agent of a new Compliance Certificate, dated the date hereof, demonstrating compliance with the requirements of the covenants calculated therein as of September 30, 2004 (but adjusted to separately show the effect of (A) any material capital transactions occurring since September 30, 2004 and on or prior to December 17, 2004 and (B) any material capital transactions occurring since September 30, 2004 and on or prior to the date hereof), it being understood that such Compliance Certificate (“Estimated Compliance Certificate”) shall (i) be based on the Borrower’s good faith estimate of the impact of the Restatement Event on the Original Financial Statements, and (ii) with respect to the calculations set forth in such certificate, certify only that such calculations have been prepared in good faith based upon assumptions that are believed to be reasonable as of the date of such certificate.

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IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Waiver Agreement as of the date first set forth above.

THE BORROWER:	THE MILLS LIMITED PARTNERSHIP, a Delaware limited partnership

	By:	THE MILLS CORPORATION, a Delaware corporation, its General Partner

		By:	/s/ M. SCOTT DECAIN
		Name:	M. Scott DeCain
		Title:	Senior Vice President, Capital Markets

Signature Page to Waiver to Second Amended and Restated
Revolving Credit and Term Loan Agreement

ADMINISTRATIVE AGENT	JPMORGAN CHASE BANK, N.A.
AND LENDER:

	By:	/s/ CHARLES HOAGLAND
		Name:	Charles Hoagland
		Title:	Vice President

CO-SYNDICATION AGENT	BANK OF AMERICA, N.A.
AND LENDER:

	By:	/s/ MICHAEL W. EDWARDS
		Name:	Michael W. Edwards
		Title:	Senior Vice President

CO-SYNDICATION AGENT	EUROHYPO AG, NEW YORK BRANCH
AND LENDER:

	By:	/s/ BEN J. MARCIANO
		Name:	Ben J. Marciano
		Title:	Managing Director

	By:	/s/ JEFF PAGE
		Name:	Jeff Page
		Title:	Vice President

CO-DOCUMENTATION AGENT	KEYBANK, NATIONAL ASSOCIATION
AND LENDER:

	By:	/s/ JEFFRY M. MORRISON
		Name:	Jeffry M. Morrison
		Title:	Vice President

CO-DOCUMENTATION AGENT	WACHOVIA BANK, NATIONAL ASSOCIATION
AND LENDER:

	By:	/s/ CATHY A. CASEY
		Name:	Cathy A. Casey
		Title:	Director

LENDER:	CITICORP NORTH AMERICA, INC.

	By:	/s/ BLAKE R. GRONICH
		Name:	Blake R. Gronich
		Title:	Vice President

LENDER:	HYPO REAL ESTATE CAPITAL CORPORATION

	By:	/s/ ROY CHIN
		Name:	Roy Chin
		Title:	Managing Director

	By:	/s/ WILLIAM J. ROGERS
		Name:	William J. Rogers
		Title:	Managing Director

LENDER:	MORGAN STANLEY BANK

	By:	/s/ TODD VANNUCCI
		Name:	Todd Vannucci
		Title:	Executive Director

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ GORDON MACARTHUR
		Name:	Gordon MacArthur
		Title:	Authorized Signatory

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ A. JEFFREY JACOBSON
		Name:	A. Jeffrey Jacobson, CFA
		Title:	Vice President

LENDER:	COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

	By:	/s/ DOUGLAS TRAYNOR
		Name:	Douglas Traynor
		Title:	Senior Vice President

	By:	/s/ CHRISTIAN BERRY
		Name:	Christian Berry
		Title:	Vice President

LENDER:	ING REAL ESTATE FINANCE (USA) LLC

	By:	/s/ DANIEL J. SLIWAK
		Name:	Daniel J. Sliwak
		Title:	Vice President

LENDER:	MERRILL LYNCH CAPITAL CORPORATION

	By:	/s/ JOHN C. ROWLAND
		Name:	John C. Rowland
		Title:	Vice President

LENDER:	PB CAPITAL CORPORATION

	By:	/s/ MICHAEL E. ASHEROFF
		Name:	Michael E. Asheroff
		Title:	Associate

	By:	/s/ DARYLE S. AGUAM
		Name:	Daryle S. Aguam
		Title:	Assistant Vice President

LENDER:	BAYERISCHE LANDESBANK, NEW YORK BRANCH

	By:	/s/ GEORGE GNAD
		Name:	George Gnad
		Title:	Senior Vice President

	By:	/s/ NORMAN MCCLAVE
		Name:	Norman McClave
		Title:	First Vice President

LENDER:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ RONALD P. GUDBRANDSEN
		Name:	Ronald P. Gudbrandsen
		Title:	Senior Vice President

LENDER:	CALYON NEW YORK BRANCH

	By:	/s/ DANIEL J. REDDY
		Name:	Daniel J. Reddy
		Title:	Director

	By:	/s/ PAUL T. RAGUSIN
		Name:	Paul T. Ragusin
		Title:	Director

LENDER:	LASALLE BANK NATIONAL ASSOCIATION

	By:	/s/ ROBERT E. GOECKEL
		Name:	Robert E. Goeckel
		Title:	AVP

LENDER:	MANUFACTURERS AND TRADERS TRUST COMPANY

	By:	/s/ MATTHEW LIND
		Name:	Matthew Lind
		Title:	Vice President

LENDER:	EMIGRANT SAVINGS BANK

	By:	/s/ JANSEN NOYES
		Name:	Jansen Noyes
		Title:	Senior Vice President

LENDER:	AIB DEBT MANAGEMENT LIMITED

	By:	/s/ ANTHONY O’REILLY
		Name:	Anthony O’Reilly
		Title:	Vice President Investment Advisor to AIB Debt Management, Limited

	By:	/s/ DENISE MAGYER
		Name:	Denise Magyer
		Title:	Vice President Investment Advisor to AIB Debt Management, Limited

LENDER:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ WILLIAM R. LYNCH, III
		Name:	William R. Lynch, III
		Title:	Senior Vice President

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ JOSEPH L. CARTER, III
		Name:	Joseph L. Carter, III
		Title:	SVP

LENDER:	SOVEREIGN BANK

	By:	/s/ KATHERINE FELPEL
		Name:	Katherine Felpel
		Title:	Assistant Vice President